AMENDMENT TO MEMORANDUM OF UNDERSTANDING

WHEREAS, on January 25, 2011, GLOBAL EARTH ENERGY, INC., a Nevada corporation (“Global Earth Energy”) and LB TIM CO., LTD., a South Korean corporation (“LBT”) executed that certain Memorandum of Understanding (the “MOU”), a copy of which is attached hereto as Attachment A are incorporated herein by reference for all purposes; and

WHEREAS, due to the fact that Global Earth Energy has been delayed in closing the offering described in the MOU, Global Earth Energy and LBT desire to extend the time for the closing of the offering as described in the MOU;

NOW, THEREFORE, in consideration of the foregoing and the following, the parties agree to extend the closing date of the offering as described in the MOU to December 31, 2011.

IN WITNESS WHEREOF, the parties have executed this Agreement as of June 30, 2011.

GLOBAL EARTH ENERGY, INC.

By

    Sydney A. Harland, Chief Executive Officer

LB TIM CO., LTD.

By

    Seung Joon Lim, President

Attachment:

Attachment A

Memorandum of Understanding

ATTACHMENT A

Memorandum of Understanding